SUPPLEMENT TO THE PROSPECTUS AND SUMMARY PROSPECTUS

The date of this supplement is April 17, 2025.

MFS® Growth Fund

The Board of Trustees of the fund (the "Trustees") approved a proposal to reclassify the fund from "diversified" to "non-diversified." This proposal is subject to approval by the shareholders of the fund at a special shareholder meeting expected to be held on June 18, 2025. Proxy materials describing the proposal and the rationale for the proposal were sent to shareholders of the fund on or about April 4, 2025. No assurance can be given that shareholder approval will occur.

After careful consideration, the Trustees unanimously determined that the reclassification of the fund as non-diversified would be in the best interest of the fund and its shareholders. A change in the fund's classification from a diversified fund to a non-diversified fund will provide the fund's investment adviser, Massachusetts Financial Services Company ("MFS"), with greater flexibility to manage the fund's investments based on MFS' analysis of the relative risk and performance expectations of current and potential issuers held by the fund. Generally, a non-diversified fund may invest a greater percentage of its assets in a smaller number of issuers than a diversified fund. Concentration of investments in a smaller number of issuers exposes a fund to the risks associated with such issuers to a greater extent than a fund invested in a larger number of issuers. Poor performance by any one of these issuers would adversely affect a non-diversified fund to a greater extent than a more broadly diversified fund. To the extent portfolio securities are repositioned in connection with the change in classification from a diversified fund to a non-diversified fund, shareholders of the fund will indirectly incur commissions and other transaction costs typically associated with the purchase and sale of securities. These transactions may also generate taxable gains for shareholders.

If approved, the fund currently anticipates that the reclassification would take effect as soon as practicable following the special shareholder meeting, after which time the fund's prospectus and Statement of Additional Information will be updated to reflect the fund's non-diversified status and the risks related to operating as a non-diversified fund.

MEG-SUP-I-041725